ADVANCED SERIES TRUST

AST J.P. Morgan Global Thematic Portfolio

Supplement dated June 18, 2024 to the

Summary Prospectus dated May 1, 2024 (the Summary Prospectus)

This supplement should be read and retained in conjunction with the Summary Prospectus for the Advanced Series Trust (the Trust) for the AST J.P. Morgan Global Thematic Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

The Summary Prospectus is revised as follows, effective July 1, 2024:

I.The following table replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.76%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.03%
=Total Annual Portfolio Operating Expenses	1.04%
-Fee Waiver and/or Expense Reimbursement	(0.05)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense	0.99%
Reimbursement(1)

(1) The Manager has contractually agreed to waive 0.048% of its investment management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.

II.The following table replaces the "Example" table in the "PORTFOLIO FEES AND EXPENSES" section:

	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan Global Thematic Portfolio	$101	$326	$569	$1,266

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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